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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in Registration Statements Number 2-66830, 2-96290, 33-36841, 33-62118, 33-61861 and 33-61939 on Form S-8 of Varco
International, Inc. and in the related Prospectuses of our report dated February 15, 1996, with respect to the consolidated financial statements and schedule of Varco International, Inc. included in the annual report on Form 10-K for the year ended December 31, 1995.



Orange County, California
February 15, 1996